SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                              August 16, 2002
              Date of Report (Date of earliest event reported)

                           US AIRWAYS GROUP, INC.
                      (Commission file number: 1-8444)

                                    and

                              US AIRWAYS, INC.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)

                 Delaware US Airways Group, Inc. 54-1194634
            (State of incorporation US Airways, Inc. 53-0218143
         of both registrants) (I.R.S. Employer Identification Nos.)


                           US Airways Group, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)


                              US Airways, Inc.
                  2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)

Item 5.  Other Events.

         On August 16, 2002, US Airways, Inc. (the "Company") held an organizational meeting of its creditors in Arlington, Virginia. During the presentation, the Company's representatives referred to the Company's $10.65 billion in balance sheet liabilities as of March 31, 2002, and commented on certain other future cash commitments that, when taken together with the Company's stated liabilities, totaled approximately $16.0 billion. These additional cash commitments include aircraft operating leases with an estimated net present value of $4 billion and estimated future aircraft purchase commitments of approximately $1.5 billion. The future cash commitments for aircraft operating leases and aircraft purchase commitments (together with related amounts to be paid in connection with the purchase of aircraft) are included in the Company's prior SEC disclosures for total future cash commitments in the Company's financial statements in accordance with accounting principles generally accepted in the United States of America
(GAAP). The information contained in the slide presentation to the attendees is reproduced below.

         Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a Chapter 11 trustee or to convert the cases to Chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing costs; aviation fuel costs; security-related costs; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; governmentlegislation and regulation; consumer perceptions of the Company's products; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

         Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.

SLIDE 1

[Graphic] US Airways Logo

US AIRWAYS

Organizational Meeting of Creditors

August 16, 2002
Crystal City Sheraton
Arlington, Virginia


SLIDE 2

[Graphic] US Airways Logo                    Agenda

Executive Management                        Situation Analysis
Restructuring Advisors                      Restructuring Plan
Company Background                          Fleet Restructuring
Capital Structure                           First Day Orders
Corporate Structure                         DIP Financing
Events Leading to Chapter 11                Plan Sponsor
Reorganization Strategy                     Upcoming Matters
Core Business Strengths                     Reorganization Timeline

SLIDE 3

[Graphic] US Airways Logo                    Executive Management

David N. Siegel, President and Chief Executive Officer

         -     Became President and Chief Executive Officer in March 2002
         - Prior to US Airways, Mr. Siegel held the following executive leadership positions:

                  Chairman and Chief Executive Officer of Avis Rent A Car

                  Managing Director of eVolution Global Partners

                  President and Chief Operating Officer of Budget Group

                  Various management roles at Continental Airlines,  including
                       President, Continental Express

                  Director, Corporate Planning at Northwest Airlines

SLIDE 4

[Graphic] US Airways Logo                    Executive Management


Michelle V. Bryan, Executive Vice President, Corporate Affairs and General
Counsel

         -        Joined US Airways in 1983

         -        Appointed to current position in April 2002

         -        Prior positions at US Airways include:

                  Vice President and Deputy General Counsel and Secretary

                  Senior Vice President of Human Resources

SLIDE 5

[Graphic] US Airways Logo                    Executive Management


Neal S. Cohen, Executive Vice President and Chief Financial Officer

         -        Joined US Airways in April 2002

         - Previously, Mr. Cohen held a number of executive positions, including Senior Vice President and Treasurer, during his nine years with Northwest Airlines

         - Since leaving Northwest, Mr. Cohen served as Chief Financial Officer for Conseco Finance, Sylvan Learning Systems and the Budget Group

SLIDE 6

[Graphic] US Airways Logo                    Executive Management


Alan W. Crellin, Executive Vice President - Operations

         -        Previously, Mr. Crellin was Senior Vice President -
                  Customer Service

         -        Mr. Crellin has more than 30 years of airline experience

                  Began career at Pacific Southwest Airlines, which was acquired by US Airways in 1987

                  Previously held a series of management positions in operations, culminating with his promotion to Executive Vice President

SLIDE 7

[Graphic] US Airways Logo                    Executive Management


N. Bruce Ashby, Senior Vice President - Corporate Development

         - Joined US Airways in April 1996 as Vice President - Financial Planning and Analysis

         - Prior to joining US Airways, Mr. Ashby served as Vice President - Marketing Development for Delta Air Lines in Atlanta, and prior to that as Vice President - Financial Planning and Analysis for United Airlines in Chicago

SLIDE 8

[Graphic] US Airways Logo                    Executive Management


B. Ben Baldanza, Senior Vice President - Marketing and Planning

         -        Joined US Airways in September 1999

         - Formerly Senior Vice President of Marketing for US Airways, Mr. Baldanza's responsibilities were expanded to include planning on April 8, 2002

         - Previous aviation career includes service at American Airlines, Northwest Airlines and Continental Airlines

SLIDE 9

[Graphic] US Airways Logo                    Executive Management


Christopher L. Chiames, Senior Vice President - Corporate Affairs

         -        Joined US Airways in May 2002

         - Responsible for US Airways' government relations and corporate communications functions

         - Mr. Chiames has more than 11 years of airline experience, including:

                  Leadership of Burson-Marsteller's transportation and tourism public affairs practice

                  Managing Director of Public Relations at American Airlines

SLIDE 10

[Graphic] US Airways Logo                    Executive Management


Jerrold A. Glass, Senior Vice President - Employee Relations

         -        Joined US Airways in April 2002

         - Mr. Glass is a recognized expert in airline and railroad labor issues

                  Served as chief negotiator for major, national and international airlines operating in the U.S. and has negotiated collective bargaining agreements with all major airline groups

                  Has successfully concluded nearly 60 separate labor agreements without any disruptions to service or job actions

SLIDE 11

[Graphic] US Airways Logo                    Executive Management


John Prestifilippo, Senior Vice President - Maintenance

         -        Joined US Airways in August 2002

         - With nearly 20 years of airline maintenance management experience, Mr. Prestifilippo previously held the position of Vice President - Technical Services and Operations for Continental Express Airlines and other senior-level management positions for Continental Express and Continental Airlines

SLIDE 12

[Graphic] US Airways Logo                    Executive Management


Anita P. Beier, Vice President and Controller

         -        Joined US Airways in June 1999

         - Responsible for management of all accounting functions of US Airways Group and its subsidiaries

         - Prior to her current position, Ms. Beier held the following positions:

                  Vice President - Financial Planning at CSX Corporation

                  Chief Financial Officer of American Commercial Lines

                  Various financial positions at CSX

SLIDE 13

[Graphic] US Airways Logo                    Executive Management


Dave Davis, Vice President - Financial Planning & Analysis

         -        Joined US Airways in April 2002

         - Responsible for financial planning, budgeting, cost control, labor CBA analyses, and other ad hoc analysis projects

         - Prior to his current position, Mr. Davis held the following positions:

                  Vice President - Financial Planning at Budget Group

                  Director, Financial Analysis, Delta Air Lines

                  Various financial positions at Northwest Airlines

SLIDE 14

[Graphic] US Airways Logo                    Executive Management


Jeffery A. McDougle, Vice President - Finance and Treasurer

         -        Joined US Airways in April 1998

         - Responsible for US Airways' capital markets and aircraft financing, insurance programs, risk and cash management, pensions and investment programs and purchasing

         - Prior to joining US Airways, Mr. McDougle held the following positions:

                  Various positions, including managing director of corporate finance, at Northwest Airlines

                  Senior management positions, including staff executive - corporate finance, at United Airlines

SLIDE 15

[Graphic] US Airways Logo                    Restructuring Advisors

Skadden, Arps, Slate, Meagher & Flom LLP and Affiliates, Restructuring Counsel

Seabury Advisors LLC and Seabury Securities LLC and Affiliates, Financial Advisors and Investment Bankers

KPMG LLP, Auditors and Tax Advisors

Logan & Company, Inc., Claims and Noticing Agent

McGuire Woods LLP, Restructuring Counsel

O'Melveny & Myers LLP, Special Labor, Regulatory, Antitrust and Litigation
Counsel

PricewaterhouseCoopers LLP, Restructuring Advisors

SLIDE 16

[Graphic] US Airways Logo                    Company Background

Largest air carrier East of the Mississippi where more than 60% of the U.S. population resides

Seventh largest airline in the United States and fourteenth largest airline in the world

North American operations have a "hub and spoke" structure with primary domestic hubs in Charlotte, Philadelphia and Pittsburgh

Significant presence in Boston, New York (LaGuardia) and Washington, D.C. (Reagan National), including its Shuttle operation

Carried approximately 56 million passengers during 2001

SLIDE 17

[Graphic] US Airways Logo                    Company Background


As of June 30, 2002, the Debtors provided regularly scheduled airline service to approximately 200 destinations in 38 states across the United States and in Canada, Mexico, the Caribbean and Europe

For the year ended December 31, 2001, US Airways generated operating revenues of approximately $8.3 billion

The Debtors' chapter 11 petitions, as amended, listed assets of approximately $7.81 billion and liabilities of approximately $10.65 billion on a consolidated basis

US Airways has approximately 40,000 full-time and part-time employees

SLIDE 18

[Graphic] US Airways Logo                    Capital Structure

Pro-forma breakdown of assets

As of March 31, 2002, US Airways had approximately $7.8 billion in assets (at book value, unaudited)


[Graphic] Pie chart with seven sections showing breakdown of assets ($ in millions).

Cash & Equivalents                    230
Short-term Investments                331
Receivables (net)                     383
Materials & Supplies (net)            209
Prepaid Expenses & Other              343
Property & Equipment (net)          4,763
Other Long-Term Assets              1,548

SLIDE 19

[Graphic] US Airways Logo                    Capital Structure

Pro-forma breakdown of liabilities

As of March 31, 2002, US Airways had approximately $10.65 billion of liabilities (at book value, unaudited)


[Graphic] Pie chart with eleven sections showing breakdown of liabilities ($ in millions)

Current Portion of Long-Term Debt                               175
Accounts Payable                                                525
Traffic Balances Payable and Unused Tickets                   1,025
Accrued Aircraft Rent                                           170
Accrued Salaries, Wages & Vacation                              346
Other Accrued Expenses                                          577
Long-Term Debt (net of current portion)                       3,558
Non-Current Accrued Aircraft Rent                               236
Deferred Gains                                                  577
Postretirement Benefits                                       1,498
Employee Benefit and Other Liabilities                        1,961

SLIDE 20

[Graphic] US Airways Logo                    Capital Structure

Equipment Financings

         - $3.515 billion of 8.50% (weighted average) equipment financing agreements, including the GECC Credit Facility described below

                  Outstanding principal amount as of December 31, 2001

                  Installments due 2002 to 2022

         - Collateralized by aircraft and engines with a net book value of approximately $3.43 billion as of December 31, 2001

General Electric Capital Corporation Credit Facility

         - $404 million credit facility dated as of November 16, 2001 with GECC, $389 million drawn

         -        Secured by certain aircraft and spare engines

SLIDE 21

[Graphic] US Airways Logo                    Capital Structure

PAID Loan

         - $71 million (original principal amount) of 8.20% (as of December 31, 2001) Philadelphia Authority for Industrial Development loan due 2003 to 2030, entered into July 2000

         -        Unsecured

         - Company receives proceeds of special facility revenue bonds issued by PAID

                  Proceeds of PAID Bonds to be used for expenditures at the Philadelphia International Airport and being used to finance various improvements at the Airport

SLIDE 22

[Graphic] US Airways Logo                    Capital Structure

Facility Bonds

         - $28 million (principal amount as of December 31, 2001) of 8.60% special facility revenue bonds due 2022 issued September 2000 by the City of Charlotte

         - Proceeds used to pay the cost of the design, acquisition, construction and equipping of certain airport-related facilities to be leased to the Company at the Charlotte/ Douglas International Airport

Capital Leases

         - $64 million (outstanding amount as of December 31, 2001) in capital lease obligations covering certain aircraft, engines, ground equipment and ground facilities

SLIDE 23

[Graphic] US Airways Logo                    Corporate Structure

US Airways Group, Inc., US Airways, Inc., and six of Group's domestic subsidiaries filed for relief under chapter 11 on August 11, 2002

The Debtors' corporate structure consists of Group's wholly-owned subsidiary US Airways, Inc. ("USAI"), six other wholly-owned debtor subsidiaries and one non- debtor foreign insurance related subsidiary

The Debtors' flight operations encompass the "mainline" operations of USAI, as well as the operations of four wholly-owned subsidiaries of Group (Allegheny, MidAtlantic, Piedmont and PSA) that operate commuter aircraft as US Airways Express carriers

SLIDE 24

[Graphic] US Airways Logo                    Corporate Structure

[Graphic] Organization chart with eight boxes in three levels showing corporate structure.

Top level                  One box:  US Airways Group, Inc. (Delaware) ("Group")

Middle level Three boxes (left to right):

(1) Allegheny Airlines Inc. (Delaware)
(2) US Airways, Inc. (Delaware) ("US Airways") (directly connected to top-level box)
(3) US Airways Leasing and Sales, Inc. (Delaware)

Bottom level Four boxes (left to right):

(1) MidAtlantic Airways, Inc. (Delaware)
(2) Material Services Company, Inc. (Delaware)
(3) PSA Airlines, Inc. (Pennsylvania)
(4) Piedmont Airlines Inc. (Maryland)

SLIDE 25

[Graphic] US Airways Logo                    Events Leading to Chapter 11

1999-2001

         - From 1996 through 1999, the Debtors generated over $2 billion in net profits, but 1999 was the last profitable fiscal year based on recurring earnings

         - Recent profitability was significantly eroded by competitive pressures (including the incursion of both regional jets and low-cost carriers into the Debtors' operating territories), unfavorable economic trends, and rising fuel and labor costs

         - Proposed merger of United Airlines and US Airways in May 2000, which the US DOJ failed to approve in late July, 2001, precluded US Airways from restructuring its operations as a stand-alone carrier

         - Following the merger termination, US Airways embarked on a staged, stand-alone restructuring plan which was preempted by the September 11th attacks

SLIDE 26

[Graphic] US Airways Logo                    Events Leading to Chapter 11

September 11

         - US Airways was the airline most significantly affected by the events of September 11

                  Operations shut down entirely for three days

                  Reagan National Airport, where Debtors are the largest carrier, was closed until October 4, 2001

                  Service not fully restored until May 2002

         - On the East Coast, the Debtors' short-haul network competes heavily with trains and automobiles

                  Increased airport security charges and procedures have a disproportionate impact on short-haul travel

         - The Debtors' operating results in Q4 2001 and Q1 2002 significantly worse as a result of the attacks

SLIDE 27

[Graphic] US Airways Logo                    Events Leading to Chapter 11

Restructuring Plan

         - In response to the adverse events, the Company implemented a Restructuring Plan with three key elements to stabilize the airline and return to profitability

                  Cost savings of approximately $1.3 billion, from key constituent groups, including management and employees, vendors, aircraft lessors and others

                  Increased use of regional jets to service markets efficiently, boost revenues and enhance competitiveness

                  Strategic Alliance to significantly boost revenues by increasing access to more markets and providing customers more choices and greater convenience

SLIDE 28

[Graphic] US Airways Logo                    Events Leading to Chapter 11

ATSB Loan Guarantee

         - To obtain sufficient liquidity to implement the restructuring plan, the Debtors sought and obtained conditional approval for a $1 billion, 6.5-year term loan, $900 million of which will be guaranteed by the federal government, from the Air Transportation Stabilization Board

                  The ATSB reaffirmed its conditional approval on August 12, 2002, following the Debtors' chapter 11 filings

         - The ATSB loan guarantee was conditioned upon, among other things, obtaining the requisite level of cost savings envisioned in the Restructuring Plan

SLIDE 29

[Graphic] US Airways Logo                    Events Leading to Chapter 11

         - The Debtors will seek to utilize the ATSB Loan Guarantee as part of a chapter 11 emergence financing facility

The Debtors commenced the chapter 11 cases to complete their restructuring plan and maximize business enterprise value and the prospects for a successful reorganization

SLIDE 30

[Graphic] US Airways Logo                    Reorganization Strategy

Use chapter 11 process on a "fast-track" basis as a means to negotiate with key stakeholders over their respective contributions to the Restructuring Plan, or, absent consensual participation, utilize the chapter 11 process to achieve the necessary cost savings envisioned in the Restructuring Plan

Implement the Restructuring Plan under a confirmed plan of reorganization, financed in part by the exit financing facility supported by the ATSB loan guarantee and a Plan Sponsor

SLIDE 31

[Graphic] US Airways Logo                    Reorganization Strategy

Once the Restructuring Plan is fully implemented, the Debtors expect to emerge from chapter 11 in the first quarter in 2003 as a stronger, financially sound airline

In the meantime, US Airways will marshal all of its resources to continue its exceptional service record and customer focus, which has consistently placed it near the top in the U.S. Department of Transportation's monthly statistics for on-time performance, baggage delivery, and customer service

SLIDE 32

[Graphic] US Airways Logo                    Core Business Strength

PIT, PHL, CLT, LGA, DCA and BOS Make US Airways The Largest Intra-East Coast Carrier (Intra-East Passenger Shares for YE 2Q 2001)


[Graphic] Map of East Coast of United States with dots at airports BOS, LGA, PIT, PHL, DCA and CLT.

[Graphic] Bar graph with eight bars showing intra-East Coast passenger shares for YE 2Q 2001.

Bar 1             US, 35%
Bar 2             DL, 28%
Bar 3             CO, 8%
Bar 4             WN, 7%
Bar 5             AA, 4%
Bar 6             FL, 4%
Bar 7             JI, 3%
Bar 8             UA, 2%

Source: DOT Database 1A/Superset

SLIDE 33

[Graphic] US Airways Logo                    Core Business Strengths

We Are #1 or #2 In 77% of The 140 Airports Served By US In This Region

US Airways Passenger Share
To All Destinations
#1 in 70 Cities (50%)
#2 in 38 Cities (27%)
#1 or #2 in 77% of Cities Served

....With Over 4.5M Active Frequent Fliers

[Graphic] Map of Eastern United States showing dots at 140 airports in the region.

Note: Airports Served by US to Domestic US, Canada, and SJU/STT/STX
Source: Databank 1A/Superset Year Ended 2Q01

SLIDE 34

[Graphic] US Airways Logo                    Core Business Strengths

At Our Key Stations, We Hold A Dominant Position Relative To The Competition

[Graphic] Bar graph with six bars, entitled US % of Daily Seats - June 2002


Bar 1             CLT, 90%, Rank #1
Bar 2             PIT, 87%, Rank #1
Bar 3             PHL, 67%, Rank #1
Bar 4             DCA, 37%, Rank #1
Bar 5             LGA, 25%, Rank #1
Bar 6             BOS, 19%, Rank #3
(% Dly Seats)
Source: OAG, June 2002

SLIDE 35

[Graphic] US Airways Logo                    Core Business Strengths

[Graphic]  Pie chart with five sections, entitled Caribbean Capacity Share

Section 1         CO, 14%
Section 2         US, 24%
Section 3         OA, 14%
Section 4         AA/TW, 45%
Section 5         DL, 2%

Source: OAG, Spring 2002

[Graphic] Map of Eastern United States entitled Transatlantic Route Network, showing transatlantic routes served from PIT, PHL and CLT

PIT               London, Paris, Frankfurt
PHL               Manchester, Amsterdam, Rome, London, Paris, Madrid, Frankfurt,
                  Munich
CLT               London, Frankfurt

SLIDE 36

[Graphic] US Airways Logo                    Situation Analysis


Losses through the first half of 2002 reflect weak revenue environment

($ Millions)

                                                   Year to Date (June 30, 2002)
                  1Q 02             2Q 02            2002               2001             % B/(W)

Revenues          $1,709             $1,903           $3,612            $4,734           (23.7)%

Expenses           2,079              2,078            4,157             4,942            18.9%

Op Income         $ (370)            $ (175)          $ (545)           $ (208)         (162.0)%

Non-Op
Income/
(Exp)                (65)               (84)            (149)              (91)          (63.7)%

Pretax
Income            $ (435)            $ (259)          $ (694)           $ (299)         (132.1)%

Net
Income            $ (269)            $ (248)          $ (517)           $ (195)         (165.0)%

SLIDE 37

[Graphic] US Airways Logo                    Situation Analysis

Passenger Revenues Dropped Dramatically After 9/11

[Graphic] Two bar graphs, with nine bars in each for each quarter from 2000 through the first quarter of 2002, comparing the drop in revenues after 9/11 for US Airways to the industry as a whole:

Graph 1, entitled US Airways, showing a 27.5% decline year over year in passenger revenue in 1st Quarter 2002.

Graph 2, entitled Industry, showing a 21.9% decline year over year in passenger revenue in 1st Quarter 2002.

Source: Company Press Releases, Excluding Extraordinary Charges
Industry includes: American/TWA, Continental, Delta, Northwest, United, Alaska, Southwest, AirTran

SLIDE 38

[Graphic] US Airways Logo                    Situation Analysis

2002 Domestic Industry Revenue Is Expected To Be Flat With 1998s

Revenue ($ Bil)                             ASMs (Billions)

[Graphic] Bar and line graph showing Domestic Industry Revenues ($ Billions) and ASMs (Billions)

Bar 1             1998, $64
Bar 2             1999, $67
Bar 3             2000, $74
Bar 4             2001, $63
Bar 5             2002 (E), $63

Line graph        ASMs:  showing peak in 2000

Domestic Industry Revenue ($ Billions)

*US Airways Company Estimate

SLIDE 39

[Graphic] US Airways Logo                    Situation Analysis

Low-Cost Carriers Now Have More East Coast Capacity Than US Airways And Overlap 40% Of US Airways' Revenues

[Graphic] Two bar graphs:

Graph 1, entitled Capacity Shares - Eastern U.S.

1998
Bar 1             Low Cost, 10.7%
Bar 2             US Airways, 21.9%


2002
Bar 3             Low Cost, 19.4%
Bar 4             US Airways, 18.0%

[Graphic]  Graph 2, entitled US Airways Revenue Exposed to Low-Cost Carriers

1998
Bar 1             24%

2002
Bar 2             40%

Note: Markets where Low Cost Carriers have at least 3% of share. Low Cost Carriers Include
 WN, B6, FL, HP, JI, TZ, NK, NJ, F9.

SLIDE 40

[Graphic] US Airways Logo                    Situation Analysis

US Airways Has A Significant Labor Cost Gap versus Big 5 Airlines

[Graphic] Line graph showing cost gap between US Airways and Big 5 Airlines, with Labor Expense as % of Revenues shown from 1998 to 2001

Line 1            US Airways
                  start point: 39.0%
                  end point: 52.0%

Line 2            Big 5 [charted but specific percentages not given]

Note: Mainline Figures, Total Revenue Excluding Transport-Related Revenue

SLIDE 41

[Graphic] US Airways Logo                    Restructuring Plan

                       Current Situation              Restructuring Plan
Strategic Position    o    #1 Carrier East of the    o    #1 Carrier East of the
                           Mississippi                    Mississippi

Business Rightsizing  o    Excess Mainline           o    Right-Sized Units And
                           Units (TBD)                    Shell Size
                      o    70 Current RJs            o    300+ 35-90 Seat RJs

Alliances             o    No Alliance               o    UAL Alliance Announced

Revenue Plan          o    Limited Ability To React  o    Fully Competitive
                           To Threats

Costs                 o    Highest Unit Costs        o    Competitive Cost Structure

Financials            o    Negative Cash Flow        o    Positive Cash Flow And
                           And Weak Liquidity             Reduced Leverage
                      o    Unsustainable Losses      o    Targeting 7+% Pre-Tax
                                                              Margins & 20+% EBITDAR
                                                                Margins

SLIDE 42

[Graphic] US Airways Logo                    Restructuring Plan

Increase Revenue        RJ Deployment - Addition Of Regional Jets, Bringing The
                        Total RJ Fleet To Approximately 400 units

                        Alliances - Execution Of Both Domestic And International Code Sharing Alliance

                        Optimize Our Core - Schedule, Pricing and Marketing Improvements

Lower Cost              New Cost Structure - A Total Of Approx. $1.3 Billion In
                        Annual Cost Reductions From All Major Stakeholders

Liquidity               ATSB Loan - Successfully Complete Requirements for
                        ATSB Loan Gtee In Connection with $1 Billion Loan

SLIDE 43

[Graphic] US Airways Logo                    Restructuring Plan

[Graphic] Flow chart showing profit improvement for US Airways after restructuring is complete:

[Before Restructuring]
$(1.3 B) Deficit

$600 M Pretax Profit Required
$1.9 B Shortfall

Arrow labeled Restructuring

[After Restructuring]
$1.9 B Improvement

$600 M Revenue
$1.3 B Cost


SLIDE 44

[Graphic] US Airways Logo                    Restructuring Plan

Optimize route network

Deploy regional jets

Implement domestic and international alliance

SLIDE 45

[Graphic] US Airways Logo                    Restructuring Plan

In The Long Run, PHL Can Work Similarly To EWR Due To Strong Local Market

                                            CO at EWR             US at PHL
Local Origin Rev                            $2.8                  $1.7
(Annual $Bil., N. America)

Jet N/S                                     211                   220

Express N/S                                 114                   172

Cities Served                               119                   106

Int'l Destinations                          46                    24

Seat Share                                  59%                   67%

Local Rev Share                             62%                   56%
(N. America)

[Graphic] Map of Eastern United States showing US at PHL.

Source: June 2002 OAG Schedules; YE2Q01 DB1A Marketsize

SLIDE 46

[Graphic] US Airways Logo                    Restructuring Plan

Caribbean Continues To Produce Positive Financial Results And Will Remain Relatively Unchanged

                                            2002                  2003
Destinations                                16                    20
Peak Weekly Round Trips                     182                   241

[Graphic] Map of Eastern United States and airports LGA, PHL, PIT, DCA and CLT with the Caribbean routes that are served from each airport.

SLIDE 47

[Graphic] US Airways Logo                    Restructuring Plan

RJs Will Solidify Hub Structure By Penetrating New Markets...

[Graphic] Map of Eastern United States showing penetration of new markets by hub airports and LGA and DCA.

....RJs Will Begin To Overfly OA Hubs Into Long, "Thin" Markets

SLIDE 48

[Graphic] US Airways Logo                    Restructuring Plan

The United Airlines Alliance Will Leverage US Airways' East Coast Position

         - An Alliance with United Airlines Will Bring Significant Improved Service to the Traveling Public

         -        Value to Consumer Created By:

                       "Connectivity" to New Markets
                       "Presence" in More Cities
                        Frequent Flyer Program

         -        Thereby Improving Financial Results of US Airways:

                  Higher Load Factor

                  More Business Traffic

SLIDE 49

[Graphic] US Airways Logo                    Restructuring Plan

Included In The ATSB Financial Projections
Were $1.2 Billion In Annual Cost Reduction Savings

[Graphic] Bar graph with eight bars, entitled Cost Reduction Savings ($
Mil), showing future savings for Labor, Lenders/Lessors, and Vendors for years 2002 through 2009.

Bar 1             2002, $  514
Bar 2             2003, $1,159
Bar 3             2004, $1,221
Bar 4             2005, $1,283
Bar 5             2006, $1,298
Bar 6             2007, $1,056
Bar 7             2008, $1,153
Bar 8             2009, $1,592

Avg. Annual Savings 02-08($ Mil)

Lendors/          $202
Vendors

Labor             952

Mgmt/
Other             50

TOTAL             $1,204

SLIDE 50

[Graphic] US Airways Logo                    Restructuring Plan

Achieving Competitive Cost Structure Requires $1.2-1.3 Billion In Annual Savings (in millions)

Labor/Management & Affiliates                                  $ 900 Mn

Lenders/Lessors/Other Stakeholders                             $ 300 - $ 450 Mn

TOTAL ANNUAL SAVINGS (EST.)                                    $ 1.2-1.3 Bn

SLIDE 51

[Graphic] US Airways Logo                    Restructuring Plan

Vast majority of employees are represented by one of five unions:

         -        Air Line Pilots Association (ALPA) - 4,430 pilots

         - Association of Flight Attendants (AFA) - 7,625 flight attendants

         - International Association of Machinists and Aerospace Workers (IAM) - 6,631 mechanics and related employees, 5,360 fleet service employees and 48 maintenance training specialists

         - Communications Workers of America (CWA) - 6,699 passenger service employees

         - Transport Workers Union (TWU) - 160 dispatchers, 46 simulator engineers, and 114 flight crew training instructors

SLIDE 52

[Graphic] US Airways Logo                    Restructuring Plan

Labor Negotiations

         - In May 2002, US Airways met with representatives of all of its unions to describe the restructuring effort

         - US Airways provided each union-represented group with a cost-reduction goal, and began discussions regarding wage and benefit modifications to produce necessary cost reductions

         -        Unions have been understanding and supportive

                  Beginning in June 2002, each of the unions - although under no obligation to do so - entered into negotiations with US Airways to identify mutually agreeable modifications to existing collective bargaining agreements

SLIDE 53

[Graphic] US Airways Logo                    Restructuring Plan

Progress to Date

         - Ratified agreements with ALPA and AFA for significant pilot and flight attendant cost reductions and the employees' economic participation in the anticipated financial recovery of US Airways

         - Tentative cost reduction agreements with three bargaining units represented by TWU

         -        IAM

                  Submitting US Airways' most recent contract proposal to its membership for a ratification vote and to conduct a series of "road shows" to explain the proposals to its membership within the next two to three weeks

SLIDE 54

[Graphic] US Airways Logo                    Restructuring Plan

CWA

         US Airways is hopeful that a cost-reduction agreement can be reached

         If no agreement is reached with CWA, US Airways is prepared to seek relief under section 1113 of the Bankruptcy Code to reject the collective bargaining agreement with CWA

SLIDE 55

[Graphic] US Airways Logo                    Fleet Restructuring

[Graphic]  Flow Chart

Leased $4.1 Bn                 $2.2Bn to Public Debt
                               $0.6 Bn to Equity Leveraged Leases
                               $0.8 Bn to Single Investor Leases
                               $0.5 Bn to Private Debt

Mortgaged $3.6 Bn              $1.9 Bn to Public Debt
                               $1.7 Bn to Private Debt

SLIDE 56

[Graphic] US Airways Logo                    Fleet Restructuring

Post-September 11th Parked Aircraft Worldwide (Commercial Jet Aircraft)

44.5 %  increase in the number of parked aircraft

[Graphic] Bar graph with four bars comparing the number of parked ROW and USA aircraft Pre-Sept. 11 and as of July 2002

Pre-Sept. 11
Bar 1             ROW,   717
Bar 2             USA,   684
TOTAL                  1,401

Jul-02
Bar 1             ROW,   874
Bar 2             USA, 1,164
TOTAL                  2,038
Source:  Avsoft

SLIDE 57

[Graphic] US Airways Logo                    Fleet Restructuring

Aircraft Age

Maintenance Condition

Transition Costs to Next Operator

FAA Airworthiness Directives

Marketing and Storage Costs

Carrying Costs

         -        Possible Average Remarketing Periods of 9-36 months

15%-25% additional capital investment typically required to effect a transaction

SLIDE 58

Specific Boeing Aircraft May Be
Impacted By Less Desirable Specifications


B737-300/400:

Older 1980's vintage are less desirable

Non-EFIS cockpit limits re-marketability

Only two North American operators of B737-400


B757-200:

Non-ETOPs aircraft limits re-marketability


B767-200:

-200 series are the least desirable variant

Outdated In-Flight Entertainment Systems


SLIDE 59

[Graphic] US Airways Logo                    Fleet Restructuring

Resulting in Net Economic Realizable Value For All Aircraft (as of
June-July 2002)

                           Aircraft Value                     Monthly Lease Rate
                           $ millions                         $ thousands
B737-300                   $6.0 to $7.0                       $75.0 to $90.0
B737-400                   $8.0 to $9.5                       $90.0 to $100.0
B757-200                   $14.5 to $16.5                     $150.0 to $185.0
B767-200                   $16.0 to $17.0                     $180.0 to $195.0

Assumes owners must fund any shortfalls in half-time condition for airframe/engines/components; fresh "c"-check (or equivalent); clearance of Airworthiness Directives; and is net of estimated capital cost for remarketing period, storage and remarketing fees/expenses.

SLIDE 60

[Graphic] US Airways Logo                    First Day Orders

Summary of Relief

Administrative

         -        Joint Administration

         -        Debtors' Mailing of Notices in Lieu of Mailing Matrix

         - Extension of Time to File Schedules and Statements of Affairs to September 25, 2002

         -        Case Management Procedures and Omnibus Hearings

         - Interim Compensation Procedures (scheduled for first omnibus hearing)

         -        Establishment of November 4, 2002 as Claims Bar Date

SLIDE 61

[Graphic] US Airways Logo                    First Day Orders

Summary of Relief (cont.)

Retention of Professionals (interim)

         -        Attorneys and Financial/Restructuring Advisors

         -        Auditors and Tax Advisors

         -        Claims and Noticing Agent

         -        Ordinary Course Professionals

Business Operations

         -        Maintenance of Cash Management System

         -        Corporate Purchasing Program with Bank of America, N.A.

         -        Continuation of Customer Practices

SLIDE 62

[Graphic] US Airways Logo                    First Day Orders

Summary of Relief (cont.)

Business Operations (cont.)

         -        Payment of Employee Wages

         -        Protection of Dissemination of Union Information

         -        Assumption of Interline and Other Airline Agreements

         -        Rejection of Aircraft Leases/Abandon Aircraft (interim)

         -        Payment of Sales, Use and Other Trust Fund Taxes

         -        Assumption of Executory Trust Fund Agreements (interim)

         -        Procedures for Trading in Claims and Equity (interim)

SLIDE 63

[Graphic] US Airways Logo                    First Day Orders

Summary of Relief (cont.)

Business Operations (cont.)

         -        Prohibiting Utilities from Altering, Refusing or
                  Discontinuing Service

         -        Rejection of Certain Unexpired Real Property Leases (interim)

Financing

         -        Debtor-in-Possession Financing (interim)

         - Scheduling Order Regarding Assumption of Memorandum of Understanding and Approval of Bidding Procedures with Respect to Plan Equity Sponsor

SLIDE 64

[Graphic] US Airways Logo                    First Day Orders

Summary of Relief (cont.)

Vendor Relations

         -        Payment of Critical Trade Vendors (interim)

         -        Reclamation Procedures (interim)

         - Payment of Mechanics, Shippers, and Contractors in Satisfaction of Liens (interim)

         -        Payment of Foreign Vendors, Service Providers and Governments

         -        Payment of Postpetition Fuel Supply Contracts

SLIDE 65

[Graphic] US Airways Logo                    DIP Financing

CSFB Fully Underwritten $500MM Facility

         -        Interim approval obtained; final approval expected
                  September 26, 2002

         -        Syndication in Late August: TPG - $100MM; BofA - $50MM

         - $75MM on First Day (Term Sheet); $175MM on Final Order; Two Additional Drawings Conditioned on Certain Events

SLIDE 66

[Graphic] US Airways Logo                    DIP Financing

Proposed DIP Loan Terms

Facility:         $500MM; 50% Term Loan; 50% R/C.

Maturity:         Earlier of September 30, 2003 or consummation of a
                  reorganization plan

Interest Rate:    LIBOR + 3.50% or Prime + 2.50%

Security:         First lien on all unencumbered assets including accounts
                  receivable, aircraft, spare parts, slots, real estate and ground equipment. Second lien on all encumbered assets excluding ss.1110 assets. Carveout for pre- and post-default professional fees and expenses.

SLIDE 67

[Graphic] US Airways Logo                    DIP Financing

Proposed DIP Loan Terms

Borrowing Base:           Slots - 60%, Aircraft - 50%, Flight Simulators -
                          50%, Parts - 50%, Ground Equipment - 25%, Real
                          Estate - 25%, Engines - 50%, Eligible
                          Receivables - 80%

Financial
Covenants:                Minimum EBITDAR - cumulative test

                          Minimum Liquidity

                          Minimum Monthly Cash Receipts

Reporting:                Monthly and quarterly financials, monthly 13-week
                          cash forecasts

Other Terms
and Conditions:           Monthly borrowing base certificates;
                          Semiannual field exams (quarterly review for parts)

SLIDE 68

[Graphic] US Airways Logo                    Plan Sponsor

TPG $200MM Common Equity Investment Commitment

         -        MOU executed August 11th

         -        Due diligence completed by September 23

Competitive Process for Equity Plan Sponsors

         - Motion seeking to designate "Plan Sponsor" as part of $500MM DIP Facility commitment

SLIDE 69

[Graphic] US Airways Logo                    Plan Sponsor

         - Bidding procedures to be negotiated with Plan Sponsor filed with Expense Reimbursement Agreement:

                  "Qualified Competing Plan Sponsors" defined

                  Requirements for "Competing Investment Proposals" established

                  Overbidding requirement established

                  Opportunity for "Best and Final Proposals"

         - If competitor wins, they must replace TPG in DIP Facility; "Breakup Fee" plus expenses

SLIDE 70

[Graphic] US Airways Logo                    Upcoming Matters

September 5, 2002 Hearing

Interim Compensation Procedures

Bar Date Motion

Assumption of UATP and Bank Settlement Plan Agreements

Rejection/Abandonment of Additional Aircraft

Resolution of objections, if any, to Interim First Day Orders

September 26, 2002 Hearing

Approval of Breakup Fee for TPG and Bidding Procedures for an Equity Plan
Sponsor

Final Approval of DIP Facility

SLIDE 71

[Graphic] US Airways Logo                    Upcoming Matters

Scheduled Omnibus Hearing Dates

September 5, 2002, at 9:30 a.m. (eastern time)

September 26, 2002, at 9:30 a.m. (eastern time)

November 7, 2002, at 9:30 a.m. (eastern time)

December 12, 2002, at 9:30 a.m. (eastern time)

January 9, 2003, at 9:30 a.m. (eastern time)

SLIDE 72

[Graphic] US Airways Logo                    Reorganization Timeline

Third Quarter 2002

Aug 11            --       Chapter 11 Petitions filed

Aug 12            --       First Day Hearing

Aug 16            --       Organizational Meeting of Creditors

Aug 16            --       Proposed Section 1113 Filing Date

Aug 22            --       Proposed Creditor Committee
                           Meeting (Washington, D.C.)

Aug 28            --       Objection Deadline for First Omnibus Hearing

Aug 30            --       Proposed Section 1113 Hearing

Sept 5            --       First Omnibus Hearing

SLIDE 73

[Graphic] US Airways Logo                   Reorganization Timeline

Third Quarter 2002 (cont'd)

Sept 12           --       Proposed Creditor Committee Meeting
                           (Washington, D.C.)
Sept 25           --       Deadline to File Schedules and Statements
Sept 26           --       Second Omnibus Hearing

Fourth Quarter 2002

Oct 10   --       Section 1110 Deadline and Deadline to Assume or Reject
                  Leases of Non-Residential Real Property

SLIDE 74

[Graphic] US Airways Logo                   Reorganization Timeline

Fourth Quarter 2002 (cont'd)

Oct 22            --       Proposed Section 341 Meeting

Oct 23            --       Proposed Creditor Committee Meeting
                           (Washington, D.C.)

Nov 4             --       Claims Bar Date (proposed)

Nov 7             --       Third Omnibus Hearing

Dec 4             --       Proposed Creditor Committee Meeting
                           (Washington, D.C.)

Dec 9             --       Expiration of Exclusivity Period

Dec 12            --       Fourth Omnibus Hearing

SLIDE 75

[Graphic] US Airways Logo                   Reorganization Timeline

First Quarter 2003

Jan 3   --        Proposed Creditor Committee Meeting (Washington, D.C.)
Jan 9    --       Fifth Omnibus Hearing

Major Events

December 2002              --  Target Plan Filing Date
February 2003              --  Target Confirmation Hearing Date
March 2003                 --  Target Emergence Date

                                              SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   US AIRWAYS GROUP, INC. (REGISTRANT)


Date: August 19, 2002                   By: /s/ Anita P. Beier
                                            ------------------------------------
                                        Name:    Anita P. Beier
                                        Title:   Vice President and Controller
                                                 (Chief Accounting Officer)



                                        US AIRWAYS, INC. (REGISTRANT)


Date: August 19, 2002                   By: /s/ Anita P. Beier
                                            ------------------------------------
                                        Name:    Anita P. Beier
                                        Title:   Vice President and Controller
                                                 (Chief Accounting Officer)